BLACKROCK FUNDS V

BlackRock Emerging Markets Bond Fund

(the “Fund”)

Supplement dated August 5, 2020 to the Summary Prospectuses, Prospectuses

and the Statement of Additional Information (“SAI”) of the Fund,

each dated April 29, 2020, as supplemented to date

The Fund currently operates as a diversified fund under the Investment Company Act of 1940, as amended. Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

The sixth paragraph in the section of the Fund’s Summary Prospectuses entitled “Key Facts About BlackRock Emerging Markets Bond Fund — Principal Investment Strategies of the Fund” and the sixth paragraph in the section of the Fund’s Prospectuses entitled “Fund Overview — Key Facts About BlackRock Emerging Markets Bond Fund — Principal Investment Strategies of the Fund” are deleted in their entirety.

The risk factor entitled “Non-Diversification Risk” in the section of the Fund’s Summary Prospectuses entitled “Key Facts About BlackRock Emerging Markets Bond Fund — Principal Risks of Investing in the Fund” and the risk factor entitled “Non-Diversification Risk” in the section of the Fund’s Prospectuses entitled “Fund Overview — Key Facts About BlackRock Emerging Markets Bond Fund — Principal Risks of Investing in the Fund” are deleted in their entirety.

The sixth paragraph in the section of the Fund’s Prospectuses entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety.

The risk factor entitled “Non-Diversification Risk” in the section of the Fund’s Prospectuses entitled “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund” is deleted in its entirety.

The following is added as the final paragraph in the section of the SAI entitled “Investment Restrictions — Notations Regarding the Fund’s Fundamental Investment Restrictions”:

The Fund is currently classified as a diversified fund under the Investment Company Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

Shareholders should retain this Supplement for future reference.

PR2SAI-EM-0820SUP